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                                                                   EXHIBIT 10.24

                AMENDED AND RESTATED SUBSIDIARY PLEDGE AGREEMENT

      THIS AMENDED AND RESTATED SUBSIDIARY PLEDGE AGREEMENT, dated as of June 27, 2002 (as modified from time to time, this ("PLEDGE AGREEMENT") made by AMERICAN EDUCATIONAL PRODUCTS LLC a Colorado limited liability company (the "PLEDGOR"), in favor of BANK OF AMERICA N.A.(together with any successor(s) thereto in such capacity, the "AGENT") for the various financial institutions (individually a "LENDER" and collectively the "LENDERS") which are or may from time to time become, parties to the Credit Agreements referred below.

                              W I T N E S S E T H:

      WHEREAS, the parties or their predecessors have entered into that certain First Amendment to Amended and Restated Credit Agreement (Five Year) and Consent, dated as of June 17, 2002 which amends the Amended and Restated Credit Agreement (Five Year), dated as of May 29, 2001 (as amended, supplemented and otherwise modified, the "CREDIT AGREEMENT (FIVE YEAR)"), among Nasco International, Inc., a Wisconsin corporation (the "PARENT"), the lenders parties thereto and the Agent; and

      WHEREAS, the parties or their predecessors have entered into that certain Second Amendment to Amended and Restated Credit Agreement (364 Days) and Consent, dated as of June 17, 2002 which amends the Amended and Restated Credit Agreement (364 Days), dated as of May 29, 2001 (as amended, supplemented and otherwise modified, the "CREDIT AGREEMENT (364 DAYS)" and together with the Credit Agreement (Five Year), the "CREDIT AGREEMENTS"), among the Parent, the lenders party thereto and the Agent; and

      WHEREAS, the parties or their predecessors have entered into that certain Subsidiary Pledge Agreement, dated as of August 20, 2001 (the "EXISTING SUBSIDIARY PLEDGE AGREEMENT"), and the parties hereto wish to amend and restate such Existing Subsidiary Pledge Agreement as set forth in this Pledge Agreement; and

      WHEREAS, it is a condition precedent to the extensions of credit under the Credit Agreements that the Pledgor enter into this Pledge Agreement to, among other things, grant to the Agent a continuing security interest in the Collateral;

      NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, in order to induce the Lenders to make Loans (including the initial Loans) to the Pledgor from time to time pursuant to the Credit Agreements and in order to amend and restate the Existing Subsidiary Pledge Agreement, the Pledgor hereby agrees with the Agent, for its benefit and the ratable benefit of each Lender Party, as follows:

                                    ARTICLE I

                                   DEFINITIONS

      SECTION 1.1. CERTAIN TERMS. The following terms (whether or not underscored) when used in this Pledge Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

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      "ADDITIONAL RIGHTS" means, with respect to the Pledgor, any membership interest, other ownership interest, dividend or other distribution and any other right or property which the Pledgor shall receive or shall become entitled to receive for any reason whatsoever with respect to, in substitution for or in exchange for any portion of the Membership Interest and any membership interest, ownership interest or right to receive any membership interest, ownership interest or dividend or distribution in which the Pledgor now has or hereafter acquires any right, issued by any Pledged Membership Interest Company.

      "AGENT" is defined in the PREAMBLE.

      "COLLATERAL" is defined in SECTION 2.1.

      "COLLATERAL DOCUMENTS" means the "Collateral Documents" defined in the Credit Agreement (5 Year) and "Collateral Documents," as defined in the Credit Agreement (364 Days).

      "CREDIT AGREEMENTS" is defined in the RECITALS.

      "DEFAULT" means "Default" as defined in the Credit Agreement (5 Year) and "Default" as defined in the Credit Agreement (364 Days).

      "DISTRIBUTIONS" means all stock dividends, liquidating dividends, shares of stock resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Shares (or other shares of capital stock constituting Collateral) or any Pledged Membership Interests, but shall not include Dividends.

      "DIVIDENDS" means cash dividends and cash distributions with respect to any Pledged Shares, any Pledged Membership Interests or other Pledged Property made in the ordinary course of business and not a liquidating dividend.

      "EVENT OF DEFAULT" means an "Event of Default" as defined in the Credit Agreement (Five Year) and "Event of Default" as defined in the Credit Agreement (364 Days).

      "EXISTING CREDIT AGREEMENT" is defined in the PREAMBLE.

      "EXISTING SUBSIDIARY PLEDGE AGREEMENT" is defined in the PREAMBLE.

      "LENDER" is defined in the PREAMBLE.

      "LENDER PARTY" means, as the context may require, any Lender or the Agent and each of their respective successors, transferees and assigns.

      "LENDERS" is defined in the PREAMBLE.

      "LOAN DOCUMENTS" means "Loan Documents" as defined in the Credit Agreement (Five Year) and "Loan Documents" as defined in the Credit Agreement (364 Days).

      "MEMBERSHIP INTERESTS" means, with respect to the Pledgor, the Pledgor's entire membership interest in each Pledged Membership Interest Company including, without limitation, all of the Pledgor's rights in and to all profits, proceeds and distributions of every kind and nature whatsoever due to the Pledgor.

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      "NOTES" mean "Notes" as defined in the Credit Agreement (Five Year) and
"Notes" as defined in the Credit Agreement (364 Days).

      "OBLIGATIONS" means "Obligations" as defined in the Credit Agreement (Five
Year) and "Obligations" as defined in the Credit Agreement (364 Days).

      "PLEDGE AGREEMENT" is defined in the PREAMBLE.

      "PLEDGED MEMBERSHIP INTEREST COMPANY" means each Person identified in ITEM A of ATTACHMENT 1 hereto as the issuer of the Pledged Membership Interests identified opposite the name of such Person.

      "PLEDGED MEMBERSHIP INTERESTS" means all Membership Interests of any Pledged Membership Interest Company.

      "PLEDGED NOTE ISSUER" means each Person identified in ITEM C of ATTACHMENT 1 hereto as the issuer of the Pledged Note identified opposite the name of such Person.

      "PLEDGED NOTES" means all promissory notes of any Pledged Note Issuer in the form or substantially the form of EXHIBIT A hereto which are delivered by the Pledgor to the Agent as Pledged Property hereunder, as such promissory notes, in accordance with SECTION 4.5, are amended, modified or supplemented from time to time and together with any promissory note of any Pledged Note Issuer taken in extension or renewal thereof or substitution therefor.

      "PLEDGED PROPERTY" means all Pledged Shares, all Pledged Membership Interests, all Pledged Notes, all Additional Rights, all other pledged shares of capital stock or promissory notes, all other securities, all assignments of any amounts due or to become due, and all other instruments which are now being delivered by the Pledgor to the Agent or may from time to time hereafter be delivered by the Pledgor to the Agent for the purpose of pledge under this Pledge Agreement or any other Loan Document, and all proceeds of any of the foregoing.

      "PLEDGED SHARE ISSUER" means each Person identified in ITEM B of ATTACHMENT 1 hereto as the issuer of the Pledged Shares identified opposite the name of such Person.

      "PLEDGED SHARES" means all shares of capital stock of any Pledged Share Issuer.

      "PLEDGOR" is defined in the PREAMBLE.

      "SECURED OBLIGATIONS" is defined in SECTION 2.2.

      "UCC" means the Uniform Commercial Code as in effect in the State of Illinois.

      SECTION 1.2. UCC DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the UCC are used in this Pledge Agreement, including its preamble and recitals, with such meanings.

                                   ARTICLE II

                                     PLEDGE

      SECTION 2.1. CONFIRMATION AND GRANT OF SECURITY INTEREST AND PLEDGE. The Pledgor hereby pledges, hypothecates, assigns, charges, mortgages, delivers, and transfers to the Agent,

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for its benefit and the ratable benefit of the Lender Parties, and hereby grants to the Agent, for its benefit and the ratable benefit of the Lender Parties, a continuing pledge and security interest in and to, all of the following property (the "COLLATERAL"):

            (a) all Membership Interests identified in ITEM A of ATTACHMENT 1 hereto;

            (b)   all Additional Rights;

            (c) all issued and outstanding shares of capital stock of each Pledged Share Issuer identified in ITEM B of ATTACHMENT 1 hereto;

            (d)   all other Pledged Shares issued from time to time;

            (e) all promissory notes of each Pledged Note Issuer identified in ITEM C of ATTACHMENT 1 hereto;

            (f)   all other Pledged Notes issued from time to time;

            (g) all other Pledged Property, whether now or hereafter delivered to the Agent in connection with this Pledge Agreement;

            (h) all Dividends, Distributions, interest, and other payments and rights with respect to any Pledged Property; and

            (i)   all proceeds of any and all of the foregoing.

      SECTION 2.2. SECURITY FOR OBLIGATIONS. This Pledge Agreement secures the payment in full of all Obligations now or hereafter existing under the Credit Agreements, the Notes, the Collateral Documents and each other Loan Document (including this Pledge Agreement) to which the Pledgor is or may become a party, whether for principal, interest, costs, fees, expenses or otherwise.

      SECTION 2.3. DELIVERY OF PLEDGED PROPERTY. All certificates or instruments representing or evidencing any Collateral, including all Pledged Shares, all Pledged Membership Interests and all Pledged Notes, shall be delivered to and held by or on behalf of (and, in the case of the Pledged Notes, endorsed to the order of) the Agent pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank, and all other necessary and appropriate action and approvals shall have been taken or received to grant to the Agent a first priority fully perfected security interest in such Collateral.

      SECTION 2.4. DIVIDENDS ON PLEDGED SHARES, PLEDGED MEMBERSHIP INTERESTS AND PAYMENTS ON PLEDGED NOTES. In the event that any Dividend is to be paid on any Pledged Share, any Pledged Membership Interest or any payment of principal or interest is to be made on any Pledged Note at a time when (x) no Default of the nature referred to in Section 8.1.9 of the Credit Agreement has occurred and is continuing, and no (y) Event of Default has occurred and is continuing, such Dividend or payment may be paid directly to and retained by the Pledgor. If any such Default or Event of Default has occurred and is continuing, then any such Dividend or payment shall be paid directly to the Agent (and if for any reason the Pledgor shall receive such Dividend or payment in such circumstances, the Pledgor shall hold the same segregated and in trust for the Agent until paid to the Agent in accordance with SECTION 4.4).

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      SECTION 2.5. CONTINUING SECURITY INTEREST; TRANSFER OF NOTE. This Pledge
Agreement shall create a continuing security interest in the Collateral and shall

            (a) remain in full force and effect until payment in full of all Obligations,

            (b) be binding upon the Pledgor and its successors, transferees and assigns, and

            (c) inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Agent and each other Lender Party.

Without limiting the foregoing clause (c), any Lender may assign or otherwise transfer (in whole or in part) any Note or Loan held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Pledge Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 10.11 and Article IX of each Credit Agreement. Upon the final payment in full of all Obligations, the security interest granted herein shall terminate and all rights to the Collateral shall revert to the Pledgor. Upon any such termination, the Agent will, at the Pledgor's sole expense, deliver to the Pledgor, without any representations, warranties or recourse of any kind whatsoever, all certificates and instruments representing or evidencing all Pledged Shares, all Pledged Membership Interests and all Pledged Notes, together with all other Collateral held by the Agent hereunder, and execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

      SECTION 3.1. WARRANTIES, ETC. The Pledgor represents and warrants unto each Lender Party, as at the date of each pledge and delivery hereunder (including each pledge and delivery of Pledged Shares, Pledged Membership Interests and each pledge and delivery of a Pledged Note) by the Pledgor to the Agent of any Collateral, as set forth in this Article.

      SECTION 3.1.1. OWNERSHIP, NO LIENS, ETC. The Pledgor is the legal and beneficial owner of, and has good and marketable title to (and has full right and authority to pledge and assign) such Collateral, free and clear of all liens, security interests, options, or other charges or encumbrances, except any lien or security interest granted pursuant hereto in favor of the Agent.

      SECTION 3.1.2. VALID SECURITY INTEREST. The delivery of such Collateral to the Agent is effective to create a valid, perfected, first priority security interest in such Collateral and all proceeds thereof, securing the Obligations. No filing or other action will be necessary to perfect or protect such security interest.

      SECTION 3.1.3. AS TO PLEDGED SHARES AND PLEDGED MEMBERSHIP INTERESTS. In the case of any Pledged Membership Interests constituting such Collateral, all of such Pledged Membership Interests are duly authorized and validly issued, fully paid, and non-assessable, and constitute all of the Membership Interests of each Pledged Membership Interest Company.

      In the case of any Pledged Shares constituting such Collateral, all of such Pledged Shares are duly authorized and validly issued, fully paid, and non-assessable, and constitute all of the

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issued and outstanding shares of capital stock of each Pledged Share Issuer. The
Pledgor has no Subsidiary other than the Pledged Share Issuers.

      SECTION 3.1.4. AS TO PLEDGED NOTES. In the case of each Pledged Note, all of such Pledged Notes have been duly authorized, executed, endorsed, issued and delivered, and are the legal, valid and binding obligation of the issuers thereof, and are not in default.

      SECTION 3.1.5. AUTHORIZATION, APPROVAL, ETC. No authorization, approval, or other action by, and no notice to or filing with, any governmental authority, regulatory body or any other Person is required either

            (a) for the pledge by the Pledgor of any Collateral pursuant to this Pledge Agreement or for the execution, delivery, and performance of this Pledge Agreement by the Pledgor, or

            (b) for the exercise by the Agent of the voting or other rights provided for in this Pledge Agreement, or, except with respect to any Pledged Shares or any Pledged Membership Interests, as may be required in connection with a disposition of such Pledged Shares or Pledged Membership Interests by laws affecting the offering and sale of securities and membership interests in limited liability companies generally, the remedies in respect of the Collateral pursuant to this Pledge Agreement.

      SECTION 3.1.6. COMPLIANCE WITH LAWS. The Pledgor is in compliance with the requirements of all applicable laws, rules, regulations and orders of every governmental authority, the non-compliance with which might materially adversely affect the business, properties, assets, operations, condition (financial or otherwise) or prospects of the Pledgor or the value of the Collateral or the worth of the Collateral as collateral security.

      SECTION 3.1.7. NOT SECURITES. The Collateral hereunder is not a "Security" under Article 8 of the UCC.

                                   ARTICLE IV

                                    COVENANTS

      SECTION 4.1. PROTECT COLLATERAL; FURTHER ASSURANCES, ETC. The Pledgor will not sell, assign, transfer, pledge or encumber in any other manner the Collateral (except in favor of the Agent hereunder). The Pledgor will warrant and defend the right and title herein granted unto the Agent in and to the Collateral (and all right, title and interest represented by the Collateral) against the claims and demands of all Persons whomsoever. The Pledgor agrees that at any time, and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments, and take all further action, that may be necessary or desirable, or that the Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

      SECTION 4.2. STOCK POWERS, ETC. The Pledgor agrees that all Pledged Shares (and all other shares of capital stock constituting Collateral) and any applicable Pledged Membership Interests delivered by the Pledgor pursuant to this Pledge Agreement will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer acceptable to the Agent. The Pledgor will, from time to time upon the request of the Agent, promptly

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deliver to the Agent such stock powers, instruments, and similar documents, satisfactory in form and substance to the Agent, with respect to the Collateral as the Agent may reasonably request and will, from time to time upon the request of the Agent after the occurrence of any Event of Default, promptly transfer any Pledged Shares (or other shares of common stock constituting Collateral) or any Pledged Membership Interests into the name of any nominee designated by the Agent.

      SECTION 4.3. CONTINUOUS PLEDGE. Subject to SECTION 2.4, the Pledgor will, at all times, keep pledged to the Agent pursuant hereto all Pledged Shares (and all other shares of capital stock constituting Collateral), all Pledged Membership Interests all Dividends and Distributions with respect thereto, all Pledged Notes, all interest, principal and other proceeds received by the Agent with respect to the Pledged Notes, and all other Collateral and other securities, instruments, proceeds, and rights from time to time received by or distributable to the Pledgor in respect of any Collateral, and will not permit any Pledged Share Issuer to issue any capital stock which shall not have been immediately duly pledged hereunder on a first perfected basis or permit any Pledged Membership Interest Company to issue any Membership Interests which shall not have been immediately duly pledged hereunder on a first perfected basis.

      SECTION 4.4. VOTING RIGHTS; DIVIDENDS, ETC. The Pledgor agrees:

            (a) after any Default of the nature referred to in Section 8.1.9 of either Credit Agreement or an Event of Default shall have occurred and be continuing, promptly upon receipt thereof by the Pledgor and without any request therefor by the Agent, to deliver (properly endorsed where required hereby or requested by the Agent) to the Agent all Dividends, Distributions, all interest, all principal, all other cash payments, and all proceeds of the Collateral, all of which shall be held by the Agent as additional Collateral for use in accordance with SECTION 6.3; and

            (b) after any Event of Default shall have occurred and be continuing and the Agent has notified the Pledgor of the Agent's intention to exercise its voting power under this clause (b) of SECTION 4.4

                  (i) the Agent may exercise (to the exclusion of the Pledgor) the voting power and all other incidental rights of ownership with respect to any Pledged Shares (or other shares of capital stock constituting Collateral) or Pledged Membership Interests and the Pledgor hereby grants the Agent an irrevocable proxy, exercisable under such circumstances, to vote the Pledged Shares or the Pledged Membership Interests and such other Collateral; and

                  (ii) promptly to deliver to the Agent such additional proxies and other documents as may be necessary to allow the Agent to exercise such voting power.

All Dividends, Distributions, interest, principal, cash payments and proceeds which may at any time and from time to time be held by the Pledgor but which the Pledgor is then obligated to deliver to the Agent, shall, until delivery to the Agent, be held by the Pledgor separate and apart from its other property in trust for the Agent. The Agent agrees that unless an Event of Default shall have occurred and be continuing and the Agent shall have given the notice referred to in clause (b) of SECTION 4.4, the Pledgor shall have the exclusive voting power with respect to any shares of capital stock or membership interests (including any of the Pledged Shares or Pledged Membership Interests) constituting Collateral and the Agent shall, upon the written request of the Pledgor, promptly deliver such proxies and other documents, if any, as shall be reasonably

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requested by the Pledgor which are necessary to allow the Pledgor to exercise voting power with respect to any such share of capital stock or membership interests (including any of the Pledged Shares or Pledged Membership Interests) constituting Collateral; provided, however, that no vote shall be cast, or consent, waiver or ratification given, or action taken by the Pledgor that would impair any Collateral or be inconsistent with or violate any provision of the Credit Agreement or any other Loan Document (including this Pledge Agreement).

      SECTION 4.5. ADDITIONAL UNDERTAKINGS. The Pledgor will not, without the prior written consent of the Agent:

            (a) enter into any agreement amending, supplementing, or waiving any provision of any Pledged Note (including any underlying instrument pursuant to which such Pledged Note is issued) or compromising or releasing or extending the time for payment of any obligation of the maker thereof;

            (b) take or omit to take any action the taking or the omission of which would result in any impairment or alteration of any obligation of the maker of any Pledged Note or other instrument constituting Collateral; or

            (c) make any demand under any Pledged Note at any time when a Default of the nature referred to in Section 8.1.9 of either Credit Agreement, or any Event of Default, has occurred and is continuing; or

            (d) take any action which would cause the Collateral to be treated as a "Security" under Article 8 of the UCC.

                                   ARTICLE V

                                    THE AGENT

      SECTION 5.1. AGENT APPOINTED ATTORNEY-IN-FACT. The Pledgor hereby irrevocably appoints the Agent the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Agent's discretion, to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including without limitation:

            (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

            (b) to receive, endorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above; and

            (c) to file any claims or take any action or institute any proceedings which the Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Agent with respect to any of the Collateral.

The Pledgor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

      SECTION 5.2. AGENT MAY PERFORM. If the Pledgor fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and

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the expenses of the Agent incurred in connection therewith shall be payable by the Pledgor pursuant to SECTION 6.4.

      SECTION 5.3. AGENT HAS NO DUTY. The powers conferred on the Agent hereunder are solely to protect its interest (on behalf of the Lender Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral or responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Property, whether or not the Agent has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

      SECTION 5.4. REASONABLE CARE. The Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided, however, the Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as the Pledgor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

                                   ARTICLE VI

                                    REMEDIES

      SECTION 6.1. CERTAIN REMEDIES. If any Event of Default shall have occurred and be continuing:

            (a) The Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

            (b)   The Agent may

                  (i) transfer all or any part of the Collateral into the name of the Agent or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder,

                  (ii) notify the parties obligated on any of the Collateral to make payment to the Agent of any amount due or to become due thereunder,

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                  (iii) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

                  (iv) endorse any checks, drafts or other writings in the Pledgor's name to allow collection of the Collateral,

                  (v)   take control of any proceeds of the Collateral, and

                  (vi) execute (in the name, place and stead of the Pledgor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

      SECTION 6.2. COMPLIANCE WITH RESTRICTIONS. The Pledgor agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and the Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Agent be liable nor accountable to the Pledgor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

      SECTION 6.3. APPLICATION OF PROCEEDS. All cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as additional collateral security for, or then or at any time thereafter be applied (after payment of any amounts payable to the Agent pursuant to Section 10.3 of either Credit Agreement and SECTION 6.4) in whole or in part by the Agent against, all or any part of the Obligations in such order as the Agent shall elect.

      Any surplus of such cash or cash proceeds held by the Agent and remaining after final payment in full of all the Obligations, and the termination of all Commitments, shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

      SECTION 6.4. INDEMNITY AND EXPENSES. The Pledgor hereby indemnifies and holds harmless the Agent from and against any and all claims, losses and liabilities arising out of or resulting from this Pledge Agreement (including enforcement of this Pledge Agreement), except claims, losses or liabilities resulting from the Agent's gross negligence or wilful misconduct. Upon demand, the Pledgor will pay to the Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel (including the reasonable allocated cost of internal legal services and all disbursements of internal counsel) and of any experts and agents, which the Agent may incur in connection with:

            (a) the administration of this Pledge Agreement, the Credit Agreement and each other Loan Document;

            (b) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral;

            (c) the exercise or enforcement of any of the rights of the Agent hereunder; or

            (d) the failure by the Pledgor to perform or observe any of the provisions hereof.

                                  ARTICLE VII

                            MISCELLANEOUS PROVISIONS

      SECTION 7.1. LOAN DOCUMENT. This Pledge Agreement is a Loan Document executed pursuant to the Credit Agreements and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof (including as to the WAIVER OF ANY JURY TRIAL with respect to any litigation relating to or arising out of any matter herein).

      SECTION 7.2. CONTINUATION OF SECURITY INTEREST. This Pledge Agreement is an amendment and restatement of the Existing Subsidiary Pledge Agreement and the security interest granted thereunder shall be deemed continued hereunder.

      SECTION 7.3. AMENDMENTS, ETC. No amendment to or waiver of any provision of this Pledge Agreement nor consent to any departure by the Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

      SECTION 7.4. SUBSIDIARIES. The parties agree that the entities listed on ATTACHMENT I are "Subsidiaries" under the Credit Agreements.

      SECTION 7.5. PROTECTION OF COLLATERAL. The Agent may from time to time, at its option, perform any act which the Pledgor agrees hereunder to perform and which the Pledgor shall fail to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of an Event of Default) and the Agent may from time to time take any other action which the Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

      SECTION 7.6. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing (including telegraphic communication) and, if to the Pledgor, mailed or telegraphed or delivered to it at the address set forth below its signature hereto, if to the Agent, mailed or delivered to it, addressed to it at the address of the Agent specified in the Credit Agreement or, as to either party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed or telegraphed, respectively, be effective when deposited in the mails or delivered to the telegraph company, respectively, addressed as aforesaid.

      SECTION 7.7. SECTION CAPTIONS. Section captions used in this Pledge Agreement are for convenience of reference only, and shall not affect the construction of this Pledge Agreement.

      SECTION 7.8. SEVERABILITY. Wherever possible each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

      SECTION 7.9. GOVERNING LAW, ENTIRE AGREEMENT, ETC. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THIS PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.


                             [SIGNATURES TO FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                              AMERICAN EDUCATIONAL PRODUCTS LLC


                              By: /s/ Steven B. Lapin
                                  -------------------
                                   Title: Vice President


                                   Address:         401 Hickory Street
                                                    Fort Collins, Colorado 80522

                                   Attention:       Michael Anderson
                                                    General Manager

                                   Telecopier No.:  970-484-3733

                                   Copy to:         The Aristotle Corporation
                                                    96 Cummings Point Road
                                                    Stamford, Connecticut
                                                    06902

                                   Attention:       Paul McDonald
                                                    Chief Financial Officer

                                   Telecopier No.:  203-348-3103

                                   Copy to:         Nasco Division
                                                    901 Janesville Avenue
                                                    Fort Atkinson, Wisconsin
                                                    53538-0901

                                   Attention:       Dean T. Johnson
                                                    Chief Financial Officer

                                   Telecopier No.:  414-563-0234




                               S-1        AMENDED AND RESTATED SUBSIDIARY PLEDGE
                                                                       AGREEMENT

                                    ACCEPTED:

                                    BANK OF AMERICA, N.A., as Agent


                                    By: /s/ David Johanson
                                        ------------------
                                        Title:  Vice President


                                         Address:     231 South LaSalle Street
                                                      Chicago, Illinois  60697


                                         Telecopier No.:  877-206-8410


                                         Attention:       David Johanson









                               S-2        AMENDED AND RESTATED SUBSIDIARY PLEDGE
                                                                       AGREEMENT

                                  ATTACHMENT I
                               to Pledge Agreement

                                   Description

Item A.  Pledged Membership Interests
         ----------------------------

Pledged Membership Interest Company             % of Membership Interest Pledged
-----------------------------------             --------------------------------

Scott Resources LLC                                                 100%


Hubbard Scientific LLC                                          100%



Item B.  Pledged Shares
         --------------

Pledged Share Issuer                                   Common Stock
--------------------                             -----------------------

                                         Authorized   Outstanding   % of Shares
                                           Shares       Shares         Pledged
                                         ----------   -----------   -----------

None



Item C.  Pledged Notes
         -------------
None

                                    EXHIBIT A
                               to Pledge Agreement


                             FORM OF PROMISSORY NOTE


$                                                                         , 200_


      FOR VALUE RECEIVED, the undersigned, ______________, a ______________ corporation (the "MAKER"), promises to pay to the order of _________________________, a _________ limited liability company (the "PAYEE"), on demand, the principal sum of _________ DOLLARS ($ ), or, if less, the aggregate outstanding principal amount of all intercompany loans made by the Payee to the Maker.

      The unpaid principal amount of this promissory note (this "NOTE") from time to time outstanding shall bear interest at a rate of interest equal to the rate of interest payable on the Loans outstanding under the Credit Agreement hereinafter referred to, which the Maker represents to be a lawful and commercially reasonable rate, payable on demand or on payment of the principal amount outstanding under this Note, and all payments of principal of and interest on this Note shall be payable in lawful currency of the United States of America. All such payments shall be made by the Maker to the Payee and shall be recorded on the grid attached hereto by the holder hereof (including the Agent as pledgee). Upon notice from the Agent (hereinafter defined) that a Default (as defined in the Credit Agreement hereinafter referred to) of the nature referred to in Section 8.1.9 of the Credit Agreement or an Event of Default (as defined in the Credit Agreement) has occurred and is continuing under the Credit Agreement, the Maker shall make such payments, in same day funds, to such other account as the Agent shall direct in such notice.

      This Note is one of the Pledged Notes referred to in the Amended and Restated Subsidiary Pledge Agreement, dated as of June 27, 2002 (together with all amendments and other modifications, if any, from time to time hereafter made thereto, the "PLEDGE AGREEMENT"), by the Payee in favor of Bank of America, N.A., which has been executed and delivered pursuant to the Credit Agreement. Upon the occurrence and continuance of an Event of Default under the Credit Agreement, and notice thereof by the Agent to the Maker, the Agent shall have all rights of the Payee to collect and accelerate, and enforce all rights with respect to, the indebtedness evidenced by this Note.

         Reference is made to the Pledge Agreement for a description of the terms under which this Note has been pledged to the Agent as security for the Obligations (as defined in the Pledge Agreement) outstanding from time to time under the Credit Agreement and each other Loan Document (as defined in the Pledge Agreement).

         In addition to, but not in limitation of, the foregoing, the Maker further agrees to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder

(including the Agent as pledgee) of this Note endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

      THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

      THE MAKER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THIS NOTE. THE MAKER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PAYEE TO ACCEPT THIS NOTE.

                                   [Name of Maker]



                                   By
                                      ------------------------------------------
                                      Title:

                                   Pay to the order of Bank of America, N.A., as Agent

                                   [Name of Payee]



                                   By
                                      ------------------------------------------
                                        Title:

                                      GRID

      Intercompany Loans made by _________________________ to ________________
and payments of principal of such Loans.


    Date        Amount of         Amount of        Outstanding       Notation
              Intercompany        Principal         Principal         Made By
                 Loans             Payment           Balance

                                    EXHIBIT B
                               to Pledge Agreement


                                 FORM OF JOINDER

      Reference is made to the Subsidiary Pledge Agreement, dated as of ________ __, 2001 (as amended and restated, modified, supplemented or renewed from time to time the "PLEDGE AGREEMENT") made by _______________, a __________ corporation, in favor of Bank of America, N.A., as agent.

      All capitalized terms used in this Joinder which are defined in the Pledge Agreement shall have the meanings set forth therein unless otherwise defined or the context otherwise requires.

      Each of the undersigned hereby agrees that effective the date hereof, it shall be a Pledgor under the Pledge Agreement. Each of the undersigned agrees to be bound by the terms and conditions of the Pledge Agreement as a Pledgor and by executing this Joinder, each of the undersigned hereby make the representations and warranties and covenants set forth in the Pledge Agreement.

      In connection herewith, each of the undersigned shall deliver all of its Pledged Property and provide all of the information required to update Attachment 1 to the Pledge Agreement.

      IN WITNESS WHEREOF, the undersigned have executed this Joinder this ___ day of ____________, _____.

                                         [NAME OF SUBSIDIARY]

                                          By:
                                             -----------------------------------
                                          Title:
                                                --------------------------------

ACKNOWLEDGED AND
CONSENTED TO:

BANK OF AMERICA, N.A.

By:
   -----------------------------------
Title:
      --------------------------------

BANK ONE, WISCONSIN

By:
   -----------------------------------
Title:
      --------------------------------




                                      B-1